Reader’s Digest Association
Q1 FY2009 Update
November 24, 2008

 Certain information discussed during this conference call
 may constitute forward-looking statements including, but
 not limited to, statements regarding our expectations of
 the performance of our lines of business and future
 operating results. Although we believe that expectations
 reflected in these statements are based upon reasonable
 assumptions and estimates, we cannot give assurance
 that the expected results will be achieved. We refer you
 to our annual and quarterly reports, which are filed with
 the Securities and Exchange Commission, for factors that
 could impact the Company.  We assume no obligation to
 update or supplement any forward-looking statements.
Forward-Looking Statements
Forward-Looking Statements

▪ Q1 of FY2009 was challenging for the company, as revenues and profits were down in our three segments
 – Soft consumer demand across many of our markets globally
 – Ad market in the U.S. remains weak
▪ Restructuring initiatives continue to be identified and implemented to improve supply chain and cost structure
 – IT outsourcing is a major area of focus
▪ In November 2008 we agreed to sell certain assets of Books Are Fun to Imagine
 Nation Books for $17.5 million
 – Transaction is scheduled to close by year end
▪ New growth investments continue to be executed to drive future growth
 – Launched Allrecipes in the UK, Australia and France
 – Launched a global print and digital business with Pastor Rick Warren of the
 Saddleback Church
Q1 FY2009 Business Highlights

40 Days of LOVE
PURPOSE DRIVEN
God Bless
RWANDA
OF FAITH
Healing
PASTOR RICK
ANSWERS
YOUR
QUESTIONS
purpose driven

Partnership with Pastor Rick Warren to create print and multimedia tools to reach a vast global audience, already in place, with a message of hope
Small Group Ministry
Online Community
Products
Magazine
Purpose Driven Launch
Purpose Driven Launch

allrecipes.com
141% Growth
4.9
8.7
11.9
Sep-05
Sep-07
Sep-08

Reader's Digest
rd.com
154% Growth
0.5
1.0
1.3
Sep-05
Sep-07
Sep-08

 ▪ Allrecipes International Rollout: UK, Australia, France

 ▪ Traffic Growth at RDA Websites
  Average Monthly Unique Visitors (in millions):
 – TasteofHome.com monthly unique visitors in September 2008: 1.5 million
    Source: WebTrends and Omniture
Digital Progress Continues
Digital Progress Continues

Targeted Savings	Current Run Rate	% Realized Through	
		Q1 FY2009	Q4 FY2009E
Supply chain / other	$86mm	24%	60%
WRC / Direct Holdings integration	$30mm	77%	93%
Restructuring	$35mm	65%	94%
Public to private	$4mm	100%	100%

 Business Improvement Initiative
 ▪ $220 million cost reductions targeted over 3 years
 ▪ ~$7 million of restructuring spend in Q1 FY2009
 ▪ Key FY2009 initiative: IT outsourcing
Restructuring Update
Restructuring Update

Q1	
	FY2009	FY2008
Revenues	**$ 550**	**$ 546**
Product, Distribution & Editorial Expenses	(287)	(259)
Promotion, Marketing & Administrative Expenses	(367)	(366)
Intangible Asset Impairment	(3)	-
Other Operating Items, Net	(4)	(1)
Operating (Loss) / Profit	**$ (110)**	**$ (80)**

($ in Millions)
▪ QSP and TOHE results are carried as discontinued operations and are not included in above figures
▪ Product, Distribution & Editorial Expenses include a ~$35 million BAF inventory write-
 down
▪ Please refer to our financial statements for additional information
Reported GAAP Operating Results

Revenue		
	FY2009	FY2008	% Growth
RD International	$ 353	$ 353	(0.1)%
RD United States	173	192	(10.1)%
School & Educational Services	36	51	(29.8)%
Intercompany Eliminations	(4)	(8)	-
Subtotal	**$ 558**	**$ 589**	**(5.3)%**
Purchase Accounting Pro Forma Adjustments	(7)	(44)	-
Total Revenue	**$ 550**	**$ 546**	**0.9%**

($ in Millions)
▪ RD International: Revenue was down ~6% on a currency-neutral basis
▪ RD United States: Growth at both Food & Entertaining and Health & Wellness affinities was offset by lower revenue at RD Community (rate base reduction) and Home & Garden
▪ SES: BAF revenue was down ~36% year-over-year (~$14 million vs. ~$22 million)
Q1 FY2009 Operating Performance

Food & Entertaining
RD U.S. Revenue by Affinity
RD International Revenue by Territory
 Home & Garden /
 Health & Wellness
RD Community
 Canada / Latin
 America
Europe
Asia Pacific
Q1 FY2009 RD U.S. Revenue: $173 million
Q1 FY2009 RD Intl. Revenue: $353 million
(1) Reports to Europe.
Direct Holdings U.S.¹
Q1 FY2009 Revenue Breakdown

SES Revenue by Division
Key Points
Q1 FY2009 SES Revenue: $36 million
BAF
 WRPG /
 Compass
▪ In November 2008 agreed to sell certain
 assets of BAF to Imagine Nation Books
 for $17.5mm, subject to potential closing
 adjustments
 – Transaction includes sale of
 intellectual property and product
 inventory
 – Purchase price paid with a three-
 year 7% interest-bearing note
 – Transaction expected to close by the
 end of December 2008
 – Shutdown of business expected to
 be complete in Q3
Q1 FY2009 Revenue Breakdown

Operating Profit					
	FY2009		FY2008		Variance	
RD International	$	(25)	$	(8)	$	(18)
RD United States		(4)		2		(7)
School & Educational Services		(51)		(9)		(41)
Segment Contribution	**$**	**(80)**	**$**	**(14)**	**$**	**(66)**
Corporate[1]		(19)		(21)		2
Other Operating Items, Net		(4)		(1)		(3)
Purchase Accounting Pro Forma Adjustments		(7)		(44)		36
Total Operating (Loss) / Profit	**$**	**(110)**	**$**	**(80)**	**$**	**(31)**

($ in Millions)
▪ Segment profit shortfalls slightly offset by reduced Corporate expenses
 – SES results include a BAF inventory write-down of ~$35 million
 – Other Operating Items, Net includes a BAF-related ~$2 million restructuring charge
(1) Includes ~$14 million and ~$15 million of amortization of intangible assets in FY2009 and FY2008, respectively.
Q1 FY2009 Operating Performance

FY2009		FY2008	
Net (Loss) / Income	$	(134)	$	(110)
Depreciation & Amortization / Non-Cash Items		24		23
Change in Assets & Liabilities		9		(6)
Net Change in Cash from Continuing Operating Activities	$	(101)	$	(93)
Net Change in Cash from Discontinued Operating Activities		(23)		(33)
Net Change in Cash from Operating Activities	$	(124)	$	(126)
Net Change in Cash from Investing Activities		106		5
Net Change in Cash from Operating / Investing Activities	$	(18)	$	(120)

($ in Millions)
▪ Net Change in Cash from Operating Activities was basically flat year-over-year
▪ Net Change in Cash from Investing Activities includes QSP sale proceeds in FY2009
▪ U.S. revolver balance of ~$173 million at quarter end
Q1 FY2009 Cash Flow Summary

6/30/2008		9/30/2008	
Net Loss	$	(502)	$	(536)
Income Tax Provision / (Benefit)		(5)		(7)
Interest Expense, Net		167		162
Depreciation & Amortization		86		82
Non-Cash / One-Time / Other Items		475		503
EBITDA	$	222	$	204
Adjustments				
Supply Chain & Other Savings	$	73	$	67
Global Headcount Reductions		18		13
Impact of WRC/TL Integration		10		7
Public-to-Private Savings		-		-
Total Adjustments	$	101	$	87
Adjusted EBITDA	$	323	$	291

($ in Millions)
Note: 9/30/2008 LTM Adjusted EBITDA excludes QSP, TOHE and purchase accounting-related adjustments.
LTM Adjusted EBITDA
LTM Adjusted EBITDA

Q2 FY2008	Q3 FY2008	Q4 FY2008	Q1 FY2009	LTM 9/30/2008
Revenue	**$ 799**	**$ 618**	**$ 675**	**$ 558**	**$ 2,651**
Net (Loss) / Income	$ 17	$ (54)	$ (343)	$ (156)	$ (536)
Income Tax Provision / (Benefit)	4	(15)	19	(16)	(7)
Interest Expense, Net	44	41	39	39	162
Depreciation & Amortization	21	21	21	18	82
Non-Cash / Other Items	33	44	350	76	503
EBITDA	**$ 119**	**$ 38**	**$ 86**	**$ (39)**	**$ 204**

($ in Millions)
Note: Revenue and EBITDA exclude QSP, TOHE and purchase accounting-related adjustments.
▪ Given the seasonality of certain parts of its business, RDA generates the bulk of its profits in fiscal Q2 and Q4
▪ BAF results will be fully removed from the LTM Revenue and EBITDA calculations beginning
 12/31/2008
LTM Quarterly EBITDA
LTM Quarterly EBITDA

6/30/2008	9/30/2008
Revolver / Overdraft Facility	$ (205)	$ (182)
Term Loan B (L + 200)	(1,313)	(1,297)
Senior Subordinated Notes (9%)	(600)	(600)
Gross Debt	$ (2,117)	$ (2,079)
Cash	79	36
Net Debt	$ (2,038)	$ (2,044)
<u>Pro Forma LTM Metrics:</u>		
Adjusted EBITDA	$ 323	$ 291
Interest Expense	167	163
Capex	26	24
<u>Credit Statistics:</u>		
Gross Debt / EBITDA	6.6 x	7.2 x
Net Debt / EBITDA	6.3 x	7.0 x
EBITDA / Interest Expense	1.9 x	1.8 x
(EBITDA - Capex) / Interest Expense	1.8 x	1.6 x

($ in Millions)
Debt / Leverage Trends

Questions & Answers